-------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549
                              -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     -------------------------------------------
                    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                      A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                       ----------------------------------------

                              THE CHASE MANHATTAN BANK
                    (Exact name of trustee as specified in its charter)

New York                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                                 identification No.)

270 Park Avenue
New York, New York                                              10017
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017

                                 Tel: (212) 270-2611
                 (Name, address and telephone number of agent for service)
                     ---------------------------------------------
                       CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                    (Exact name of obligor as specified in its charter)

New York                                                  13-5009340
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                        identification No.)

4 Irving Place
New York, New York                                            10003
 (Address of principal executive offices)                    (Zip Code)

                                    Debt Securities
                             (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, New York  12110.

      Board of Governors of the Federal Reserve System, Washington, D.C., 20551

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.


(b)   Whether it is authorized to exercise corporate trust powers.

      Yes.


Item 2.  Affiliations with the Obligor.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

       None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the  existing  By-Laws  of the  Trustee  (see  Exhibit
4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of November, 2000.

                                                 THE CHASE MANHATTAN BANK

                                                 By  James P. Freeman
                                                     James P. Freeman
                                                     Vice President

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of November, 2000.

                                THE CHASE MANHATTAN BANK

                             By /s/ James P. Freeman
                                    James P. Freeman
                                    Vice President

                            Exhibit 7 to Form T-1


                                 Bank Call Notice

                               RESERVE DISTRICT NO. 2
                        CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                    of 270 Park Avenue, New York, New York 10017
                      and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                    at the close of business June 30, 2000, in
               accordance with a call made by the Federal Reserve Bank of this
                District pursuant to the provisions of the Federal Reserve Act.


                                                                Dollar Amounts
              ASSETS                                              in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ...........................................$  15,412
     Interest-bearing balances ...................................    4,593
Securities:  .....................................................
Held to maturity securities.......................................      613
Available for sale securities.....................................   57,372
Federal funds sold and securities purchased under
     agreements to resell ........................................   29,490
Loans and lease financing receivables:
     Loans and leases, net of unearned income    $142,368
     Less: Allowance for loan and lease losses      2,227
     Less: Allocated transfer risk reserve .....        0
     Loans and leases, net of unearned income,
     allowance, and reserve .......................................  140,141
Trading Assets ....................................................   48,079
Premises and fixed assets (including capitalized
     leases).......................................................    3,447
Other real estate owned............................................       27
Investments in unconsolidated subsidiaries and
     associated companies..........................................      259
Customers' liability to this bank on acceptances
     outstanding ..................................................      676
Intangible assets .................................................    3,994
Other assets ......................................................   16,373
TOTAL ASSETS ...................................................    $320,476
                                                                    =========

                                                                 LIABILITIES
Deposits
     In domestic offices .......................................    $103,433
     Noninterest-bearing ...       $42,054
     Interest-bearing ......        61,379
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ...................................       92,486
Noninterest-bearing ............. $   5,683
     Interest-bearing ...........    86,803

Federal funds purchased and securities sold under agree-
ments to repurchase ...............................................   49,016
Demand notes issued to the U.S. Treasury ........................        750
Trading liabilities ..............................................    32,878
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less ...........         4,298
       With a remaining maturity of more than one year
            through three years....................................        0
       With a remaining maturity of more than three years.........        97
Bank's liability on acceptances executed and outstanding                 676
Subordinated notes and debentures ..................................   5,430
Other liabilities ..............................................      12,129

TOTAL LIABILITIES ...............................................    301,193

                                                             EQUITY CAPITAL

Perpetual preferred stock and related surplus                              0
Common stock .......................................................   1,211
Surplus  (exclude all surplus related to preferred stock)...          11,066
Undivided profits and capital reserves ...........................     8,165
Net unrealized holding gains (losses)
on available-for-sale securities .............................        (1,175)
Accumulated net gains (losses) on cash flow hedges...........              0
Cumulative foreign currency translation adjustments .........             16
TOTAL EQUITY CAPITAL .............................................    19,283
                                                                      ______
TOTAL LIABILITIES AND EQUITY CAPITAL ............................   $320,476
                                                                   ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WILLIAM B. HARRISON, JR.   )
                                    JOHN R. STAFFORD           )DIRECTORS
                                    M. ANTHONY BURNS           )